Exhbit 10.1(k)

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into as of this 23rd day of April, 2013, effective as of December 30, 2011, between the DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT, a principal department of the State of Maryland (the “Department”), and AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Borrower”).

RECITALS

1.           The Maryland Economic Development Corporation, a body politic and corporate and public instrumentality of the State of Maryland (“MEDCO”) made a conditional loan to the Borrower in the original principal amount of $1,484,320.00 (the “Loan”) pursuant to the terms of a Loan Agreement dated as of February 9, 2005, between MEDCO and the Borrower (the “Original Loan Agreement”), as amended by a First Amendment to Loan Agreement dated as of April 4, 2008, between the Department and the Borrower (as amended, the “Loan Agreement”).

2.           The Loan is evidenced by a deed of trust note dated February 9, 2005, made by the Borrower payable to the order of MEDCO in the original principal amount of $1,484,320.00 (the “Original Note”), as amended by a Deed of Trust Note Modification Agreement dated as of April 4, 2008, between the Borrower and the Department (as amended, the “Note”), and as further amended by a Second Deed of Trust Note Modification Agreement dated the same date as this Amendment between the Borrower and the Department (the “Note Modification”).

3.           MEDCO assigned all of its rights in the Original Note, Original Loan Agreement, and all other Financing Documents (as defined in the Original Loan Agreement) to the Department pursuant to an Assignment dated February 9, 2005, attached to the Original Note, and an Assignment of Loan Documents dated February 9, 2005, from MEDCO to the Department.

4.           The Borrower fell short by 10 Permanent, Full-time Employees of its goal to employ 300 Permanent, Full-time Employees on December 31, 2009 under the terms of the Loan Agreement as it existed prior to the date of this Amendment.  The Borrower has repaid the Department $34,465.00 ($3000 for each of the 10 Permanent, Full-time Employees, plus accrued interest through December 31, 2009, at the per annum rate of 3% from the date of disbursement of the Loan proceeds) in satisfaction of the shortfall.  This payment shall not affect the partial repayment calculations set forth in this Amendment.

5.           The Borrower has requested that the Department modify the terms of the Loan Agreement.

6.           Pursuant to the Borrower’s request, the Department agrees to amend the terms of the Loan Agreement pursuant to this Amendment.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Department agree as follows:

1. Defined Terms:  All capitalized terms used in this Amendment shall have the same meanings as in the Loan Agreement unless otherwise defined herein.

2. Recitals.  The Borrower and the Department acknowledge that the above Recitals are true and correct, and agree that the Recitals are incorporated by reference into this Amendment.

3. Amendment of Loan Agreement.  The Loan Agreement is hereby amended as follows:

3.1. The definitions of “Calculation Dates”, “First Tier Calculation Dates”, and “Second Tier Calculation Dates” are deleted.

3.2. The definition of “Forgiveness Date” is deleted and in lieu thereof is inserted the following:

“‘Forgiveness Date’ means December 31, 2018.”

3.3. The definition of “Permanent, Full-time Employee” is deleted and in lieu thereof is inserted the following:

“‘Permanent, Full-time Employees’ means employees who (a) are employed by the Borrower at the Facility for at least 1800 hours per year, without a fixed term of employment, (b) are eligible for an employer subsidized health care benefits package, (c) are eligible for similar other benefits as other employees of the Borrower and any subsidiary or affiliate of the Borrower, and (d) make an hourly wage of at least $7.73 per hour.  A Permanent, Full-time Employee shall not include (i) an employee of a company acquired by the Borrower after February 9, 2005, if the employee’s place of employment immediately prior to the acquisition was in the State or (ii) an employee of the Borrower who is transferred to the Facility, if the employee’s place of employment immediately prior to the transfer was in the State.”

3.4. Section 6.01(a) is deleted and in lieu thereof is inserted the following:

“(a)           As of December 31, 2011, December 31, 2012, December 31, 2013, December 31, 2014, December 31, 2015, December 31, 2016, December 31, 2017, or December 31, 2018, the Borrower employs less than 200 Permanent, Full-time Employees;”

3.5. Section 6.02 is deleted and in lieu thereof is inserted the following:

AMW — Allegany County — Second Amendment to Loan Amendment
April 12, 2013

“Section 6.02.  Partial Repayment.

                 (a)           December 31, 2013.  If as of December 31, 2013, the Borrower employs less than 450 Permanent, Full-time Employees, but employs at least 200 Permanent, Full-time Employees, the Borrower shall repay to the Department a portion of the Loan equal to $3,000 for each Permanent, Full-time Employees less than 450, together with accrued interest thereon, as provided in the Note.

(b)           Forgiveness Date.  Following receipt of the Employment Report due on January 31, 2019 under Section 6.05(a), the Department will calculate the average number of Permanent, Full-time Employees employed by the Borrower as of December 31, 2014, December 31, 2015, December 31, 2016, December 31, 2017, and December 31, 2018 based upon the corresponding Employment Reports submitted under Section 6.05(a) (the “Average Employment”).  If the Average Employment is less than 500 Permanent, Full-time Employees, but at least 200 Permanent, Full-time Employees, the Borrower shall repay to the Department a portion of the Loan equal to $3,000 for each Permanent, Full-time Employees less than 500, less an amount equal to the amount of the Loan previously repaid to the Department under subsection (a), plus accrued interest on the amount of the Loan to be repaid, as provided in the Note.  If the amount resulting from the calculation in the immediately preceding sentence is zero or negative, the Borrower shall not be required to make any payment to the Department for the Forgiveness Date; it being expressly understood that nothing in this Section shall be construed to require the Department to repay any amounts to the Borrower.

3.6. Section 6.05(a) is deleted and in lieu thereof is inserted the following:

“(a)           On the dates specified below, the Borrower shall submit an Employee Report to the Department with information effective as of the dates specified below:

Report Date                                Effective Date of Information

January 31, 2012                                           December 31, 2011
January 31, 2013                                           December 31, 2012
January 31, 2014                                           December 31, 2013
January 31, 2015                                           December 31, 2014
January 31, 2016                                           December 31, 2015
January 31, 2017                                           December 31, 2016
January 31, 2018                                           December 31, 2017
January 31, 2019                                           December 31, 2018”

4. The Loan Agreement is also hereby amended to provide that if the Borrower employed at least 350 Permanent, Full-time Employees as of December 31, 2011, and at least 400 Permanent, Full-time Employees as of December 31, 2012, the Borrower was not obligated to make any payments to the Department under Article VI of the Loan Agreement.  The Borrower met or exceeded these two employment requirements.

5. The Borrower ratifies and confirms all of its liabilities and obligations under the Loan Agreement and the Note, as each has been amended, and agrees that, except as expressly modified in this Amendment, the Loan Agreement continues in full force and effect as if set forth specifically herein.

6. Unless the context clearly indicates or dictates a contrary meaning, as used in the Loan Agreement, the term “this Agreement” means the Loan Agreement as modified by this Amendment, and the term “Note” means the Note as modified by the Note Modification.

7. The Borrower and the Department agree that this Amendment shall not be construed as an agreement to extinguish the original obligations under the Loan Agreement and shall not constitute a novation as to the obligations of the Borrower under the Loan Agreement.

8. This Amendment may not be amended, changed, modified, altered, or terminated without in each instance the prior written consent of the Department.  This Amendment shall be construed in accordance with and governed by the laws of the State of Maryland.

9. This Amendment shall inure to the benefit of, be enforceable by and be binding upon the Department and Borrower and their respective permitted successors and assigns.

10. In connection with this Amendment, the Borrower represents and warrants as follows:

(a)           There is no default on the part of the Borrower under the Loan Agreement or the other Financing Documents, as each has been amended, and no event has occurred or is continuing which, with notice, or the passage of time, or both, would constitute a default under the Loan Agreement or the other Financing Documents, as each has been amended.

(b)           All of the representations and warranties of the Borrower in the Loan Agreement and the other Financing Documents, as each has been amended, are true and correct on the date hereof as if the same were made on the date hereof.

(c)           The Loan Agreement, the Note, and the other Financing Documents, as each has been amended, constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their terms.

(d)           In addition to all other representations and warranties of the Borrower, the Borrower further represents and warrants that:  (i) The Borrower currently occupies the Facility as contemplated by the Financing Documents; and (ii) The Project is complete.

(e)           If any of the foregoing representations and warranties prove to be false, incorrect or misleading in any material respect, the Department may, in its absolute and sole discretion, declare (i) that an event of default has occurred and exists under the provisions of the Loan Agreement and the Note, and/or (ii) any of the provisions of this Amendment to be void and of no force.

IN WITNESS WHEREOF, the Borrower and the Department have caused this Amendment to be duly executed and delivered, as of the day and year written in the preamble of this Amendment.

WITNESS:                                     DEPARTMENT OF BUSINESS AND
                                         ECONOMIC DEVELOPMENT

/s/ Dana Carter______________                                                                       By:        /s/ D. Gregory Cole___________________
                       D. Gregory Cole
                        Program Director, Finance Programs

STATE OF MARYLAND, CITY/COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY that on this 8th day of May, 2013, before me, a Notary Public of the State of Maryland, in and for the State and City/County aforesaid, personally appeared D. Gregory Cole, who acknowledged himself to be the Program Director of Finance Programs within the Department of Business and Economic Development of the State of Maryland, a principal department of the State of Maryland, known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the foregoing Amendment on behalf of the DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT for the purposes therein contained as the duly authorized Program Director of Finance Programs.

AS WITNESS my hand and Notarial Seal.

/s/ Gloria M. Shryock (SEAL)______________
Notary Public

My Commission expires:  February 5, 2017

AMW — Allegany County — Second Amendment to Loan Amendment
April 12, 2013

WITNESS:                                                                             AMERICAN WOODMARK CORPORATION

/s/ Glenn Eanes________________                                                                By:           /s/ Jonathan H. Wolk_________________(SEAL)
Name:  Glenn Eanes____________                                                                          Name:  Jonathan H. Wolk_____________
           Title:  Senior Vice President & CFO_____

STATE OF VIRGINIA, CITY/COUNTY OF WINCHESTER, TO WIT:

I HEREBY CERTIFY that on this 23rd day of April, 2013, before me, a Notary Public in and for the State of Virginia personally appeared Jonathan H. Wolk, who acknowledged himself/herself to be the SVP & CFO of American Woodmark Corporation, known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that she/he executed the foregoing Amendment on behalf of AMERICAN WOODMARK CORPORATION, for the purposes therein contained as its duly authorized officer.

AS WITNESS my hand and Notarial Seal.

/s/ Brenda Dupont________________________
Notary Public

My Commission expires:  December 31, 2013